UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                       Pursuant to Sections 13 or 15(d) of
                       the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 24, 1997




                          ISO BLOCK PRODUCTS USA, INC.
               (Exact name of registrant as specified in charter)


                                    Colorado
         (State or other jurisdiction of incorporation or organization)


           33-23257-D                               84-1026503
     (Commission File Number)       (I.R.S. Employer Identification Number)



               8037 South Datura Street, Littleton, Colorado 80120
              (Address of Principal Executive Offices and Zip Code)


                                 (303) 795-9729
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Item 2. Acquisition of Assets.

     ISO BLOCK PRODUCTS USA, INC., a Colorado corporation ("Company") is filing this report in regard to certain acquisitions of other companies, as reported below. The Company is in the process of bringing current its filings with the Securities and Exchange Commission. The Company's securities are not quoted, listed or traded in any securities markets.

     The Company entered into an Exchange Agreement and Plan of Reorganization dated December 27, 1996 ("Exchange Agreement"), with FRANCHISE CONNECTION, INC., a Colorado corporation ("Franchise Connection"); and the shareholders of Franchise Connection. Under the terms of the Exchange Agreement, the Company agreed to acquire and subsequently has acquired all of the issued and outstanding shares of capital stock of Franchise Connection (the "Control Shares"), in exchange for shares of the Company's common stock and preferred stock. Franchise Connection has developed or acquired the franchise development rights to certain companies. The Exchange Agreement transactions were consummated as of January 24, 1997.

Terms of the Exchange Agreement

     Pursuant to the Exchange Agreement, the Shareholders sold the Control Shares respectively owned by them to the Company in exchange for 500,000 shares of the authorized but unissued shares of the Company's common stock, no par value, and 1,500,000 shares of the Series 1996 Non-Voting Convertible Preferred Stock, no par value, of the Company, subject to adjustment as provided below (collectively, the "Exchange Shares"). The preferred Exchange Shares shall be convertible into shares of the no-par value common stock of the Company ("Conversion Shares") three (3) years from the date of issuance at the following conversion rate:

          (i) if Franchise Connection has by then sold an aggregate of 150 franchises, consisting of all or any franchises marketed by Franchise Connection, each preferred Exchange Share will be convertible into one (1) Conversion Share; or

          (ii) if Franchise Connection has by then sold an aggregate of less than 150 franchises, the number of Conversion Shares into which the preferred Exchange Shares are convertible will be proportionally reduced.

     If Franchise Connection has sold an aggregate of less than 100 franchises by the third anniversary of the closing under the definitive agreement, then in addition to the adjustment set forth in paragraph (b)(ii) above, the Company may at its election demand the surrender and cancellation of and may unilaterally cancel a percentage of the 500,000 common Exchange Shares equal to the percentage of the shortfall of franchises sold based on 150 franchises (ex: if only 75 are sold, then 50% of such shares may be cancelled). The number of Exchange Shares and Conversion Shares issuable are subject to adjustment for other reasons provided in the Exchange Agreement.

     The Exchange Shares have not been and the Conversion Shares will not be registered under the Securities Act of 1933, as amended ("Act"), in reliance upon exemptions from registration provided by Section 4(2) of the Act and under the securities or blue sky laws of any state or any rules or regulations promulgated thereunder, on the grounds that the Exchange is a transaction not involving any public offering. Each shareholder of Franchise Connection acknowledged and agreed in writing that he or she acquired the Exchange Shares for his or her own account, with no current intent to resell or make a distribution of all or any portion thereof, that the Exchange Shares are and the Conversion Shares will be "restricted securities," as that term is defined in Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission ("SEC") under the Act, and that the Exchange Shares and Conversion Shares must be held indefinitely, unless they are subsequently registered under the Act or an exemption from such registration requirements is available for their resale. Each certificate evidencing Exchange Shares bears a customary form of investment legend restricting transfer of such shares unless the transfer is made pursuant to registration under the Act or an available exemption from the registration requirements of the Act.

     At the closing under the Exchange Agreement, Johnny M. Wilson was elected to the Company's board of directors and continues to be a director of Franchise Connection and Brilliant Marketing! Inc, a wholly owned subsidiary of Franchise Connection ("BMI"). Mr. Wilson will continue to serve as chief executive and chief operating officer of Franchise Connection and BMI. Egin Bresnig and Dean Wicker, officers and directors of the Company, were elected to the board of directors of Franchise Connection, and Dean Wicker serves as Chairman of the board of Franchise Connection.

     Prior to the closing under the Exchange Agreement, the Company loaned an aggregate of $50,000 to Franchise Connection to be used as working capital. All such funds constituted bridge loans to Franchise Connection, bearing simple interest at 8% per annum, principal and all interest being repayable in a single installment within nine months from the dates of advance. As provided in the Exchange Agreement, such notes and all interest owed will be converted to an equity investment in Franchise Connection by the Company and serve to increase the Company's basis in Franchise Connection.

     The Company is obligated over the twelve (12) months following the closing to make available to Franchise Connection an aggregate of an additional $300,000, subject to adjustment as provided in the Exchange Agreement, to be advanced monthly. Such funds will be advanced within five days prior to the month in which needed upon written request of Franchise Connection, which shall specify the amount needed and general use intended. Such amounts will be loaned to Franchise Connection on customary commercial terms.

     At the closing under the Exchange Agreement, the Company entered into an Employment Agreement by and among Franchise Connection, BMI and Johnny M. Wilson for a three year period. Under the terms of the Employment Agreement, Mr. Wilson will be employed by both BMI and the Franchise Connection as Chief Executive Officer and President and will serve as Chairman of the board of directors of both companies. He also will serve in any other capacity as designated by either company' board of directors. He will not compete with Franchise Connection or BMI or any franchise project now or later undertaken by Franchise Connection or BMI or engage in any franchise-related business whatsoever, as consultant, employee or otherwise, except those operated by Franchise Connection and BMI.

     Johnny M. Wilson has 25 years' experience in the franchise industry. He is an attorney specializing in franchise development. Mr. Wilson has started three franchise companies with one existing unit and grew two of them to over 250 units in less than four years. The other Company was sold to an outside investment group after two years. Mr. Wilson served as President, CEO, and director of PakMail Centers of America from 1984 to 1990 growing the Company from one unit to 255 units. Mr. Wilson, as a licensed attorney, has served, and continues to serve, as a legal and franchise consultant to the franchise industry, He has served as host of Business Radio Network's syndicated show "Grand Opening" featuring franchise issues. Mr. Wilson has been instrumental in developing over 20 franchise organizations. He has represented major franchise companies and conducted national seminars on "Franchising in Today's Market."

Business of Franchise Connection

     Franchise Connection was incorporated in Colorado in 1996 with headquarters in Denver, Colorado. The Company plans to form strategic partnerships with prospective or existing franchise operations ("Franchisers") under which it will provide them with marketing and sales services plus business and legal services in return for an equity interest in, and/or a portion of their royalties. It is targeting private companies which are seeking to franchise expertise or financial capacity to successfully engage in franchising. The Company will offer comprehensive franchise marketing and consulting services to its Franchisers companies including operations, personnel, management, training, legal and financial advice. In addition, Franchise Connection will assume total responsibility for the recruitment of franchisees. This will include national media advertising, trade show attendance, and other forms of promotion supported by a commissioned sales staff.

     The Company does not intend to limit the identification of a Franchiser prospects to a particular industry. In the evaluation of a prospective Franchiser, the Company will generally be guided by a number of factors, including analysis of a prospect's financial position, the experience of its management, the product, service and/or concept offered and the identification of its competitors, as well as its ability to show a profit at the franchisee level. To date, Franchise Connection has established a strategic partnership with several companies which will be the initial base franchises. Franchise Connection receives a franchise sales commission plus has varying interests in each company ranging from full ownership to a royalty agreement. The initial base franchises include BMI, a small business marketing and training firm wholly owned by Franchise Connection which offers a step-by-step, comprehensive, consistent marketing system that is custom designed for each client; ENCORE NAILS, a nail salon which offers women a nail covering which is attractive and durable using a revolutionary, proprietary process; HYDRO-PHYSICS, a pipe inspection service using video technology to inspect or locate underground water or sewer pipe breakages; and, FOOT LAB, a full service, compact, self contained, insole "foot bed" manufacturing station which can produce a foot platform that is custom shaped to a person's foot.

     Competition. There are many firms engaged in the business of franchising small companies, and competition is fierce. Franchise Connection believes that its particular marketing orientation (the marketing of less expensive franchises of low-entry cost businesses) combined with Johnny Wilson's experience and background will enable it to thrive.

     Employees. Franchise Connection and its subsidiaries currently employ 2 people in full-time positions and employ others as needed. Staff will be added only as needed, and there is a labor pool or persons with experience in the business of Franchise Connection available at a reasonable cost.

Facilities

     Franchise Connection and Brilliant Marketing! currently occupy office space located at 4155 East Jewell Avenue, Suite 1001, Denver, Colorado 80222, leased from unaffiliated third parties.

Beneficial Ownership Following Acquisition

     The following table sets forth as of January 24, 1997, the names of persons who own of record, or were known by the Company to own beneficially, more than five percent (5%) of its total issued and outstanding common stock and the beneficial ownership of all such stock as of that date by executive officers and directors of the Company and all such executive officers and directors as a group, giving effect to the Agreement and the issuance of common stock thereunder. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

                        Name and Address                     Amount & Nature
                         of Beneficial                        of Beneficial
Title of Class              Owner                               Ownership
--------------              -----                               ---------
Common Stock          *Egin Bresnig                              356,500 - 1
no par value          8037 So. Datura Street
                      Littleton, Colorado  80120

SAME                  *Dean Wicker                               367,500 - 1
                      5176 East Davis Drive
                      Littleton, Colorado 80122

SAME                  *Johnny M. Wilson                          462,500 - 2
                      1885 S. Evanston
                      Aurora, Colorado 80012

SAME                  Josef Ratey                                490,000 - 3
                      Albert-Kohler-Str. 23
                      77883 Ottenhoffen, Germany

SAME                  John D. Brasher Jr.                        365,000 - 1
                      3773 Cherry Creek North Drive, Suite 615
                      Denver, Colorado 80209

                      *All officers and directors              1,186,500
                      as a group (3 persons)

1. Includes options to purchase 200,000 shares of common stock pursuant to the Company's 1993 Compensatory Stock Option Plan.
2. Includes options to purchase 100,000 common shares pursuant to an Employment Agreement.
3. Mr. Ratey retained 250,000 shares of common stock pursuant to a Settlement Agreement dated November 22, 1996 and was granted options to purchase 240,000 shares of the common stock of the Company.

Terms of the Series 1996, Non-Voting
 Convertible Preferred Stock

     The Board of Directors established and authorized for issuance an aggregate of 1,500,000 shares of Series 1996, Non-Voting Convertible Preferred Stock ("Preferred Shares") without par or stated value. No dividends are payable on the Preferred Shares, and the Preferred Shares are not redeemable except by the mutual consent of the Company and the holders of the Preferred Shares.

     Subject to adjustment as noted above, each Preferred Share may, at any time on or after January 24, 2000, be converted into one (1) fully paid and nonassessable share of the Company's Common Stock. Conversion will be deemed to occur on the date a certificate or certificates representing the Preferred Shares being converted are presented to the Company, properly endorsed. No fractional Common Shares will be issued. Such conversion rate is further subject to adjustment if the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, or in the event of any sale or other transfer of all or substantially all of the Company's assets, or in case of any reclassification of or split or reverse split of the Common Stock.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Shares then outstanding shall be subordinate to all claims of the Company's creditors and to all claims of the holders of every other series of the Company's preferred stock then issued and outstanding (unless such a series is expressly made subordinate to or of a parity with the Preferred Shares) but otherwise are entitled to share ratably with the holders of the Company's common stock in the Company's assets available for distribution to its shareholders.

     Holders of Preferred Shares do not have the right to vote in the election of directors of the Company or, generally, on any other matters upon which shareholders of the Company may or must vote and shall have only such voting rights as a class as are conferred by the Colorado Business Corporation Act. Whenever the Preferred Shares are entitled to vote, each Preferred Share shall be entitled to one vote.

Item 6. Resignation of Registrant's Director.

     Effective November 22, 1996, Josef Ratey resigned as a Director of the Company pursuant to the terms of a Settlement Agreement among Ratey, the Company, Helge Seidel, an individual ("Seidel"), and R-S Plus Investment Corp., a Florida corporation ("R-S PLUS"). The Settlement Agreement also provided for, among other things, the cancellation of an aggregate of 1,737,500 of the 2,000,000 common shares of the Company issued to Ratey, Seidel and R-S PLUS in 1994.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements. No financial statements for Franchise Connection are filed herewith. The Company intends to file the required financial information as soon as practicable.

     (b) Pro Forma Financial Information. No pro forma financial statements are filed herewith. The Company intends to file the required financial information as soon as practicable.

     (c) Exhibits:

     2.1 Exchange Agreement and Plan of Reorganization dated December 27, 1996 among the Company, Franchise Connection, Inc. and the shareholders of Franchise connection, Inc.

     3.1 Certificate of Amendment to the Articles of Incorporation of the Company; Resolution of the Board of Directors of the Company Establishing the Series 1996 Non-Voting Convertible Preferred Stock, as filed with the Colorado Secretary of State on January 23, 1997.

     10.1 Employment Agreement dated December 27, 1996, among the Company, Franchise Connection, Inc., Brilliant Marketing! Inc. and Johnny M. Wilson.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


DATED: February 13, 1997


                                    ISO BLOCK PRODUCTS USA, INC.




                                    By: /s/ Egin Bresnig
                                    --------------------
                                    Egin Bresnig, President, Chief Exec. Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS

                                       to

                                 CURRENT REPORT
                                       on
                                    FORM 8-K


                                       of

                         Champion Computer Rentals, Inc.



                             SEC File No. 33-23257-D



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